                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                    /s/ Thomas E. McInerney
                                    --------------------------------------------
                                    Name:   Thomas E. McInerney
                                    Title:  Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.


                                          /s/ John J. Lyons
                                          --------------------------------------
                                          Name:   John J. Lyons
                                          Title:  Director

                                                                  EXHIBIT NO. 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                          /s/ Jay DeDapper
                                          --------------------------------------
                                          Name:   Jay DeDapper
                                          Title:  Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                          /s/ Lynn J. Mangum
                                          ---------------------------
                                          Name:    Lynn J. Mangum
                                          Title:   Chairman of the Board,
                                                   Chief Executive Officer and
                                                   Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                          /s/ Thomas A. Cooper
                                          --------------------------------------
                                          Name:    Thomas A. Cooper
                                          Title:   Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                          /s/ Robert J. Casale
                                          --------------------------------------
                                          Name:    Robert J. Casale
                                          Title:   Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                          /s/ Joseph J. Melone
                                          --------------------------------------
                                          Name:    Joseph J. Melone
                                          Title:   Director

                                                                  EXHIBIT NO. 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Lynn J. Mangum, Dennis R. Sheehan, Andrew C. Corbin and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 ("Common Stock") to be offered and sold by the Company pursuant to the Company's 2001 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of December, 2001.

                                          /s/ Denis A. Bovin
                                          --------------------------------------
                                          Name:    Denis A. Bovin
                                          Title:   Director